Penn Virginia GP Holdings, L.P.

Three Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, PA 19087

FOR IMMEDIATE RELEASE

Contact:	James W. Dean
Vice President, Investor Relations
Ph: (610) 687-8900 Fax: (610) 687-3688
E-Mail: invest@pennvirginia.com

PENN VIRGINIA GP HOLDINGS, L.P. ANNOUNCES
FOURTH QUARTER AND FULL-YEAR 2009 RESULTS

RADNOR, PA (BusinessWire) February 10, 2010 – Penn Virginia GP Holdings, L.P. (NYSE: PVG) today reported financial results for the three months and year ended December 31, 2009.

Distributable cash, a non-GAAP (generally accepted accounting principles) measure, was $14.8 million for the three months ended December 31, 2009, unchanged from the prior year quarter.  Adjusted net income attributable to PVG, a non-GAAP measure that excludes the effects of the non-cash change in derivatives fair value and charges for impairments that affect comparability to prior periods, was $17.5 million, or $0.45 per limited partner unit, as compared to $11.6 million, or $0.30 per limited partner unit, in the prior year quarter.  Net income attributable to PVG was $12.5 million, or $0.32 per limited partner unit, as compared to $9.6 million, or $0.24 per limited partner unit, in the prior year quarter.

For the year ended December 31, 2009, distributable cash was $59.4 million, as compared to $57.0 million in 2008.  Adjusted net income attributable to PVG was $54.6 million, or $1.40 per limited partner unit, as compared to $43.3 million, or $1.11 per limited partner unit, in 2008.  Net income attributable to PVG was $37.8 million, or $0.97 per limited partner unit, as compared to $52.7 million, or $1.35 per limited partner unit, in 2008.

Reconciliations of distributable cash and adjusted net income to GAAP-based measures appear in the financial tables later in this release.

As previously announced, on February 19, 2010, we will pay to unitholders of record as of February 2, 2010 a quarterly cash distribution of $0.38 per limited partner unit, or an annualized rate of $1.52 per unit.  The distribution remains unchanged from the distribution paid in the previous quarter.

We own the general partner, including the incentive distribution rights, and are the largest limited partner unitholder of Penn Virginia Resource Partners, L.P. (NYSE: PVR), and we report our financial results on a consolidated basis with the financial results of PVR.  We currently have no separate operating activities other than those conducted by PVR and derive our cash flow solely from cash distributions received from PVR.

Financial and operational updates, as well as initial full-year 2010 guidance for PVR and its coal and natural resource management and natural gas midstream segments, are discussed in more detail in PVR’s news release dated February 10, 2010 (please visit PVR’s website, www.pvresource.com, under “For Investors” for a copy of the release).

Initial Guidance for 2010
See the Guidance Table included in PVR’s February 10, 2010 release for initial guidance estimates for full-year 2010.

Conference Call
A joint conference call and webcast for PVG and PVR, during which management will discuss fourth quarter 2009 financial and operational results, is scheduled for Thursday, February 11, 2010 at 1:00 p.m. ET.  Prepared remarks by A. James Dearlove, Chairman and Chief Executive Officer, will be followed by a question and answer period.  Investors and analysts may participate via phone by dialing 1-866-630-9986 five to ten minutes before the scheduled start of the conference call, or via webcast by logging on to our website, www.pvgpholdings.com, or PVR’s website, www.pvresource.com, at least 15 minutes prior to the scheduled start of the call to download and install any necessary audio software.  A telephonic replay of the call will be available for two weeks by dialing 1-888-203-1112 (international: 1-719-457-0820) and using the following replay code: 9994822.  An on-demand replay of the conference call will be available for two weeks at our website.

******

Headquartered in Radnor, PA, Penn Virginia GP Holdings, L.P. (NYSE: PVG) is a publicly traded limited partnership which owns the general partner interest, all of the incentive distribution rights and an approximate 37 percent limited partner interest in PVR, a manager of coal and natural resource properties and related assets and the operator of a midstream natural gas gathering and processing business.

For more information about us, please visit our website at www.pvgpholdings.com.  For more information about PVR, please visit its website at www.pvresource.com.

Certain statements contained herein and incorporated herein by reference to the PVR news release dated February 10, 2010 that are not descriptions of historical facts are “forward-looking” statements by PVR within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Because such statements include risks, uncertainties and contingencies, actual results may differ materially from those expressed or implied by such forward-looking statements.  These risks, uncertainties and contingencies are discussed in more detail in PVR’s news release dated February 10, 2010 and in our press releases and public periodic filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2008.  Many of the factors that will determine PVR’s and, therefore, our future results are beyond the ability of management to control or predict.  Readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof.  We undertake no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as the result of new information, future events or otherwise.

PENN VIRGINIA GP HOLDINGS, L.P.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS - unaudited
(dollars in thousands, except per unit data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2009	2008	2009	2008
Revenues
Natural gas midstream	$155,907	$118,875	$504,789	$720,002
Coal royalties	29,987	33,923	120,435	122,834
Coal services	1,830	1,837	7,332	7,355
Other	7,177	8,350	24,148	31,389
Total revenues	194,901	162,985	656,704	881,580

Expenses
Cost of midstream gas purchased	121,454	98,752	406,583	612,530
Coal royalties expense	1,388	1,500	5,768	9,534
Operating	6,785	6,624	29,343	23,143
Taxes other than income	1,586	1,241	4,794	4,258
General and administrative	7,146	6,919	32,545	28,976
Impairments	1,511	31,801	1,511	31,801
Depreciation, depletion and amortization	18,264	16,844	70,235	58,166
Total expenses	158,134	163,681	550,779	768,408

Operating income (loss)	36,767	(696)	105,925	113,172

Other income (expense)
Interest expense	(6,167)	(7,306)	(24,653)	(24,672)
Interest income and other	333	333	1,353	(2,739)
Derivatives	(7,709)	23,261	(19,714)	16,837

Net income	23,224	15,592	62,911	102,598

Net income attributable to noncontrolling interests	(10,705)	(6,034)	(25,032)	(49,912)

Net income attributable to Penn Virginia GP Holdings, L.P.	$12,519	$9,558	$37,879	$52,686

Net income per limited partner unit, basic and diluted	$0.32	$0.24	$0.97	$1.35

Weighted average number of units outstanding, basic and diluted (in thousands)	39,075	39,075	39,075	39,075

Other data:
Coal and natural resource management segment:
Coal royalty tons (in thousands)	8,456	8,715	34,330	33,690
Average coal royalties ($ per ton)	$3.55	$3.89	$3.51	$3.65
Average net coal royalties ($ per ton) - (a)	$3.38	$3.72	$3.34	$3.36

Natural gas midstream segment:
System throughput volumes (MMcf)	27,902	29,768	121,335	98,683
Gross margin (in thousands)	$34,453	$20,123	$98,206	$107,472

(a) - The average net coal royalties per ton deducts coal royalties expense, which is incurred primarily in Central Appalachia.

PENN VIRGINIA GP HOLDINGS, L.P.
CONDENSED CONSOLIDATED BALANCE SHEETS - unaudited
(in thousands)

	December 31,	December 31,
	2009	2008

Assets
Cash and cash equivalents	$19,314	$18,338
Accounts receivable	82,321	73,267
Derivative assets	1,331	30,431
Other current assets	4,816	4,263
Total current assets	107,782	126,299
Property, plant and equipment, net	900,844	895,119
Other long-term assets	210,437	206,256
Total assets	$1,219,063	$1,227,674

Liabilities and partners' capital
Accounts payable and accrued liabilities	$71,233	$71,481
Deferred income	3,839	4,842
Derivative liabilities	11,251	13,585
Total current liabilities	86,323	89,908
Derivative liabilities	4,285	6,915
Other long-term liabilities	22,752	24,228
Long-term debt of PVR	620,100	568,100
PVG partners' capital	249,696	269,542
Noncontrolling interests in PVR	235,907	268,981
Total liabilities and partners' capital	$1,219,063	$1,227,674

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS  - unaudited
(in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2009	2008	2009	2008
Cash flows from operating activities
Net income	$23,224	$15,592	$62,911	$102,598
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, depletion and amortization	18,264	16,844	70,235	58,166
Impairments	1,511	31,801	1,511	31,801
Commodity derivative contracts:
Total derivative losses (gains)	8,466	(21,909)	22,700	(11,357)
Cash receipts (payments) to settle derivatives for period	(1,135)	(5,187)	3,000	(38,466)
Non-cash interest expense	1,242	1,150	4,391	2,693
Equity earnings, net of distributions	(81)	1,191	(2,537)	(224)
Other	196	289	766	(1,048)
Changes in operating assets and liabilities	(8,303)	4,300	(4,763)	(6,976)
Net cash provided by operating activities	43,384	44,071	158,214	137,187

Cash flows from investing activities
Acquisitions, net of cash acquired	(70)	(7,345)	(29,580)	(260,376)
Additions to property, plant and equipment	(7,316)	(16,750)	(51,097)	(71,652)
Other	275	(658)	1,147	998
Net cash used in investing activities	(7,111)	(24,753)	(79,530)	(331,030)

Cash flows from financing activities
Distributions to partners	(30,153)	(29,987)	(120,450)	(108,263)
Proceeds from (repayments of) borrowings, net	(8,000)	10,000	52,000	156,000
Proceeds from PVR equity issuance	-	-	-	138,141
Other	-	-	(9,258)	(4,200)
Net cash provided by (used in) financing activities	(38,153)	(19,987)	(77,708)	181,678

Net increase (decrease) in cash and cash equivalents	(1,880)	(669)	976	(12,165)
Cash and cash equivalents - beginning of period	21,194	19,007	18,338	30,503
Cash and cash equivalents - end of period	$19,314	$18,338	$19,314	$18,338

PENN VIRGINIA GP HOLDINGS, L.P.
CERTAIN NON-GAAP FINANCIAL MEASURES - unaudited
(in thousands, except per unit data)

The following tables present the calculation of distributable cash to PVG and reconciliation of net income attributable to PVG with respect to the three months and years ended December 31, 2009 and 2008:

	Three Months Ended		Year Ended
	December 31,		December 31,
	2009 (a)	2008	2009 (a)	2008
Calculation of Non-GAAP "Distributable cash"
Distributable cash:
Cash distributions received from PVR associated with:
2% general partner interest	$497	$497	$1,987	$1,902
General partner incentive distribution rights	6,035	6,035	24,140	22,066
PVR common units	9,206	9,206	36,824	36,238
Total cash received from PVR	15,738	15,738	62,951	60,206

Deduct: Net expenses of PVG on a stand-alone basis (b)	(377)	(345)	(2,304)	(1,902)
Cash reserve for working capital	(513)	(545)	(1,255)	(1,256)

Distributable cash (c)	$14,848	$14,848	$59,392	$57,048

Cash distributions paid to partners of PVG
To Penn Virginia Corporation	$7,629	$11,429	$41,916	$44,595
To public unitholders	7,219	3,419	17,476	12,453

Total cash distributions paid	$14,848	$14,848	$59,392	$57,048

Distribution per limited partner unit (paid in subsequent period)	$0.38	$0.38	$1.52	$1.46

Weighted-average units outstanding, basic and diluted	39,075	39,075	39,075	39,075

	Three Months Ended		Year Ended
	December 31,		December 31,
	2009	2008	2009	2008
Reconciliation of GAAP "Net income" to Non-GAAP "Net income as adjusted"
Net income attributable to PVG	$12,519	$9,558	$37,879	$52,686
Adjustments for derivatives:
Derivative losses included in operating income	-	1,352	-	5,480
Derivative losses (gains) included in other income	8,466	(23,261)	22,700	(16,837)
Cash receipts (payments) to settle derivatives for period	(1,135)	(5,187)	3,000	(38,466)
Adjustments for impairments	1,511	31,801	1,511	31,801
Impact of adjustments on noncontrolling interests (d)	(3,814)	(2,652)	(10,445)	8,608
Net income attributable to PVG, as adjusted (e)	$17,547	$11,611	$54,645	$43,272

Net income attributable to PVG, as adjusted, per limited partner unit, basic and diluted	$0.45	$0.30	$1.40	$1.11

(a)
The three months and years ended December 31, 2009 columns represent cash distributions expected to be received from PVR and cash distributions expected to be paid to unitholders of PVG in February 2010.

(b)	Estimated net expenses of PVG, which represent general and administrative expenses, partially offset by interest income.

(c)
Distributable cash represents cash distributions received from PVR, minus net expenses of PVG, minus cash reserve for working capital. Distributable cash is presented because we believe it is a useful adjunct to net income under GAAP. Distributable cash is a significant liquidity metric which is an indicator of our ability to pay quarterly cash distributions to our limited partners. Distributable cash is also the quantitative standard used throughout the investment community with respect to publicly traded partnerships. Distributable cash is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing or financing activities, as an indicator of cash flows, as a measure of liquidity or as an alternative to net income.

(d)
Noncontrolling interests in net income adjusts for the effects of incentive distribution rights and reflects the noncontrolling interests percentage of net income. The ratio of net income and net income attributable to noncontrolling interests calculated on a GAAP basis was used to estimate the impact of adjustments on noncontrolling interests. A pro forma calculation of net income attributable to noncontrolling interests was not performed.

(e)
Net income as adjusted represents net income adjusted to exclude the effects of non-cash changes in the fair value of derivatives, the effects of the 2009 intangible asset impairment and 2008 goodwill impairment, and adjustments for an estimate of the related noncontrolling interests. We believe this presentation is widely used by investors and professional research analysts in the valuation, comparison, rating and investment recommendations of companies in the natural gas midstream industry. We use this information for comparative purposes within the industry. Net income as adjusted is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to net income.

PENN VIRGINIA GP HOLDINGS, L.P.
QUARTERLY SEGMENT INFORMATION - unaudited
(in thousands)

	Coal and Natural Resource Management	Natural Gas Midstream	Other	Consolidated

Three months ended December 31, 2009

Revenues
Natural gas midstream	$-	$155,907	$-	$155,907
Coal royalties	29,987	-	-	29,987
Coal services	1,830	-	-	1,830
Timber	1,371	-	-	1,371
Oil and gas royalties	688	-	-	688
Other	2,149	2,969	-	5,118
Total revenues	36,025	158,876	-	194,901
Expenses
Cost of midstream gas purchased	-	121,454	-	121,454
Coal royalties expense	1,388	-	-	1,388
Other operating	692	6,093	-	6,785
Taxes other than income	558	1,028	-	1,586
General and administrative	3,107	3,640	399	7,146
Impairments	1,511			1,511
Depreciation, depletion and amortization	7,773	10,491	-	18,264
Total expenses	15,029	142,706	399	158,134

Operating income (loss)	$20,996	$16,170	$(399)	$36,767

Additions to property, plant and equipment and acquisitions	$206	$7,180	$-	$7,386

	Coal and Natural Resource Management	Natural Gas Midstream	Other	Consolidated
Three months ended December 31, 2008

Revenues
Natural gas midstream	$-	$118,875	$-	$118,875
Coal royalties	33,923	-	-	33,923
Coal services	1,837	-	-	1,837
Timber	1,615	-	-	1,615
Oil and gas royalties	1,259	-	-	1,259
Other	3,683	1,793	-	5,476
Total revenues	42,317	120,668	-	162,985
Expenses
Cost of midstream gas purchased	-	98,752	-	98,752
Coal royalties expense	1,500	-	-	1,500
Other operating	918	5,706	-	6,624
Taxes other than income	565	676	-	1,241
General and administrative	2,826	3,741	352	6,919
Impairments	-	31,801	-	31,801
Depreciation, depletion and amortization	8,072	8,772	-	16,844
Total expenses	13,881	149,448	352	163,681

Operating income (loss)	$28,436	$(28,780)	$(352)	$(696)

Additions to property, plant and equipment and acquisitions	$2,084	$22,011	$-	$24,095

PENN VIRGINIA GP HOLDINGS, L.P.
YEAR-TO-DATE SEGMENT INFORMATION - unaudited
(in thousands)

	Coal and Natural Resource Management	Natural Gas Midstream	Other	Consolidated
Year ended December 31, 2009

Revenues
Natural gas midstream	$-	$504,789	$-	$504,789
Coal royalties	120,435	-	-	120,435
Coal services	7,332	-	-	7,332
Timber	5,726	-	-	5,726
Oil and gas royalties	2,471	-	-	2,471
Other	8,636	7,315	-	15,951
Total revenues	144,600	512,104	-	656,704
Expenses
Cost of midstream gas purchased	-	406,583	-	406,583
Coal royalties expense	5,768	-	-	5,768
Other operating	2,892	26,451	-	29,343
Taxes other than income	1,704	3,090	-	4,794
General and administrative	13,867	16,301	2,377	32,545
Impairments	1,511	-	-	1,511
Depreciation, depletion and amortization	31,330	38,905	-	70,235
Total expenses	57,072	491,330	2,377	550,779

Operating income (loss)	$87,528	$20,774	$(2,377)	$105,925

Additions to property, plant and equipment and acquisitions	$2,252	$78,425	$-	$80,677

	Coal and Natural Resource Management	Natural Gas Midstream	Other	Consolidated
Year ended December 31, 2008

Revenues
Natural gas midstream	$-	$720,002	$-	$720,002
Coal royalties	122,834	-	-	122,834
Coal services	7,355	-	-	7,355
Timber	6,943	-	-	6,943
Oil and gas royalties	5,989	-	-	5,989
Other	10,206	8,251	-	18,457
Total revenues	153,327	728,253	-	881,580
Expenses
Cost of midstream gas purchased	-	612,530	-	612,530
Coal royalties expense	9,534	-	-	9,534
Other operating	2,406	20,737	-	23,143
Taxes other than income	1,680	2,578	-	4,258
General and administrative	12,606	14,300	2,070	28,976
Impairments	-	31,801	-	31,801
Depreciation, depletion and amortization	30,805	27,361	-	58,166
Total expenses	57,031	709,307	2,070	768,408

Operating income (loss)	$96,296	$18,946	$(2,070)	$113,172

Additions to property, plant and equipment and acquisitions	$27,270	$304,758	$-	$332,028